For period ending: December 31, 2002	          Exhibit 99.77Q1(e)

File number: 811-9036


A Form of Sub-Advisory Agreement, dated
 October 30, 2002 as amended and restated as of August 19, 2002, between UBS Global
Asset Management (Americas) Inc. and UBS
Global Asset Management (New York) Inc.
was filed with the Securities and Exchange
Commission on September 9, 2002 and is
hereby incorporated by reference in response to this sub-item. (Post-Effective Amendment No. 22;
Exhibits 99.d.1 (20); Accession Number:
 0000912057-02-034895; File No. 811-09036).